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                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY









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                         REGISTRATION RIGHTS AGREEMENT

                                     DATED

                                JANUARY 8, 1996

                                    BETWEEN

                                MEDIRISK, INC.,

                                      AND

                        HEALTHPLAN SERVICES CORPORATION


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                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of January 8, 1996 by and between MEDIRISK, INC., a Florida corporation (the "Company"), and HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Shareholder").

                              W I T N E S S E T H

     WHEREAS, the Company and the Shareholder are parties to a Securities Purchase Agreement dated January 8, 1996 (the "Securities Purchase Agreement"), providing for, upon the terms and subject to the conditions of the Securities Purchase Agreement, the acquisition by the Shareholder of Series B Convertible Preferred Stock of the Company (the "Preferred Stock") and Warrants to purchase Series A Common Stock of the Company (the "Warrants"), and upon the conversion of the Preferred Stock or the exercise of the Warrants the Shareholder will receive shares of Series A Common Stock of the Company (the "Restricted Shares"); and

     WHEREAS, it is in the best interests of the Company and the Shareholder that certain registration rights be granted to the Shareholder with respect to the Restricted Shares;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1.  DEFINITIONS.

     "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Tampa, Florida are authorized by law to close.

     "Closing Date" shall have the meaning set forth in the Stock Purchase Agreement.

     "Commission" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

     "Common Stock" means the Series A Common Stock of the Company and any stock into which such Series A Common Stock is converted in any recapitalization, merger, consolidation, statutory share exchange or similar event.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.




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     "Initial Public Offering" means the means the Company's first offering of
Common Stock of the Company that is registered under the Securities Act, which offering is underwritten on a firm commitment basis and produces gross proceeds in excess of $10,000,000.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

     "Registrable Securities" means the Restricted Shares acquired by the Shareholder upon conversion of the Preferred Stock or acquired upon the exercise of the Warrants granted from time to time under the Warrant Agreement (as defined in the Securities Purchase Agreement) and held by the Shareholder at a given time; provided that any of such Restricted Shares shall cease to be Registrable Securities if and when (i) a registration statement with respect to the disposition of such Restricted Shares shall have become effective under the Securities Act and such Restricted Shares shall have been disposed of pursuant to such effective registration statement, (ii) such Restricted Shares have been or could be sold to the public under circumstances in which all of the applicable conditions of Rule 144 (or any similar rule then in force) under the Securities Act were met or would be met, as the case may be, without limitation on the number of Restricted Shares that could be sold by the Shareholder thereunder, (iii) such Restricted Shares shall have been otherwise transferred, if new certificates or other evidences for such Restricted Shares not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such Restricted Shares shall not require registration or qualification of such Restricted Shares under the Securities Act, or (iv) such Restricted Shares shall have ceased to be outstanding.

     "Registration Expenses" means (i) all registration and filing fees, (ii) fees and expenses of compliance with federal or state securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualification of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(v) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.4(h) hereof), (vi) fees and expenses of any special experts retained by the Company in connection with such registration,
(vii) fees and expenses of listing the Registrable Securities on a securities exchange or interdealer quotation system, (viii) any documentary stamp or similar taxes payable in connection with the issuance or sale of the Registrable Securities, (ix) fees of the National Association of Securities Dealers, Inc., and (x) fees of transfer agents and registrars; but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, any out-of-pocket expenses of the Shareholder (or the agents who manage the Shareholder's

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accounts) or any fees and expenses of counsel for the Shareholder or any expenses of underwriters except as specifically indicated above.

     "Securities Act" means the Securities Act of 1933, as amended.

                                   ARTICLE 2
                              REGISTRATION RIGHTS

     2.1 DEMAND REGISTRATION. The Company shall, upon the written demand of the Shareholder at any time after the closing of the Initial Public Offering by the Company, use its reasonable best efforts to effect the registration (the "Demand Registration") under the Securities Act of such number of Registrable Securities held by the Shareholder as shall be indicated in a written demand sent to the Company by the Shareholder; provided, however, that (i) the Company shall only be obligated to effect one Demand Registration per calendar year and a total of two Demand Registrations; (ii) the Company shall not be required to register in any Demand Registration an amount of Registrable Securities representing less than 2% of the number of shares of Series A Common Stock then-outstanding or $5,000,000 in market value, whichever is less (except that the Shareholder shall in any event be entitled to Demand Registration of all, but not less than all, the Registrable Securities then held by it); (iii) a Demand Registration shall not count as such until it has become effective and the Shareholder has been able to register and sell at least 90% of the Registrable Securities requested to be included in such registration, provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental entity or court, such registration shall be deemed not have been effected unless such stop order, injunction or other order or requirement shall subsequently have been vacated or otherwise removed; (iv) a Demand Registration shall not count as such if the Company (or any other shareholder of the Company) offers any of its securities pursuant to a registration initiated in response to a demand by the Shareholder (such registration being, instead, treated as a Piggyback Registration as provided below); and (v) the Company shall not be required to effect a Demand Registration if counsel for the Company reasonably acceptable to the Shareholder shall deliver to the Shareholder an opinion reasonably acceptable to counsel for the Shareholder that, pursuant to Rule 144 under the Securities Act or otherwise, the Shareholder can sell Registrable Securities proposed to be included in the Demand Registration without registration under the Securities Act, without limitation as to the number of Registrable Securities that are proposed to be sold by the Shareholder. The Company shall pay all expenses in connection with a registration initiated as a Demand Registration that, by reason of the application of the immediately preceding sentence, does not count as a Demand Registration. If a Demand Registration is initiated by the Shareholder, and the Company (or any other shareholder of the Company with similar registration rights) then wishes to offer any of its securities in connection with the registration, then the registration shall be considered a Piggyback Registration (as defined in Section 2.2) and the provisions of Section 2.2 and not this Section 2.1 shall apply. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if


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permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering with a price range acceptable to the Shareholder, the Company will include in such registration prior to the inclusion of any securities that are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering. Upon receipt of the Purchaser's written demand, the Company shall expeditiously (but in any event within 90 days) file a registration statement under the Securities Act for the Registrable Securities and use its best efforts to have such registration statement declared effective as soon as practicable after the filing thereof; provided that (A) the Company shall not be required to cause any special audit to be undertaken in connection with any such registration and (B) the Company shall not be required to file any registration statement during any period of time (not exceeding 90 days) when (I) the Company is contemplating a public offering of its securities and, in the judgment of the managing underwriter thereof (or the Company, if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (II) the Company is in possession of material information that it deems advisable not to disclose in a registration statement or (III) the Company is engaged in any program for the repurchase of voting securities of the Company. The Shareholder shall have the right to select the underwriters for a Demand Registration, subject to the approval of the Company, which approval will not be unreasonably withheld.

     2.2   INCIDENTAL REGISTRATION.

     (a) If the Company proposes to register any of its equity securities (the "Priority Securities") under the Securities Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to equity securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, or (iii) in connection with a direct or indirect acquisition by the Company of another company), whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will on each such occasion give prompt written notice to the Shareholder of its intention to do so and of the Shareholder's rights under this Section 2.2, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Any such notice shall offer the Shareholder the opportunity to request to include in such registration statement such number of Registrable Securities as the Shareholder may request (the "Piggyback Registration"). Upon the written request of the Shareholder made within 20 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by the Shareholder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Shareholder, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten public offering, the Shareholder must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the

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Company; and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Shareholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 2.2(a) involves an underwritten public offering and the Shareholder requests shares be included in such registration, the Shareholder may elect, by notice to the Company not less than 10 business days prior to the anticipated effective date of the registration statement filed in connection with such registration, not to register such shares in connection with such registration.

     (b) Priority In Incidental Registrations. If a registration pursuant to this Section 2.2 involves an underwritten public offering and the managing underwriter advises the Company that, in its view, the number of equity securities (including all Registrable Securities) which the Company, the Shareholder and any other persons intend to include in such registration exceeds the largest number of securities that can, in the opinion of the managing underwriter, be sold in such offering (the "Maximum Offering Size"), the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

     (i) first, all the Priority Securities (including any to be sold for the Company's own account or for other holders of Priority Securities exercising demand registration rights), with such priorities among them as the Company may determine; and

     (ii) second, the equity securities requested to be sold for the account of the Shareholder and the holders of Registrable Securities and Executive Registrable Securities (as defined in the Consent and Modification Agreement dated January 8, 1996, by and among the Company, Brantley Investment Partners II, L.P., Sears Pension Trust and Laurence H. Powell) pro rata on the basis of the relative number of equity securities that all such persons have requested to be included in such registration; and

     (iii) third, the equity securities requested to be sold for the account of all other persons pro rata on the basis of the relative number of equity securities that all such persons have requested to be included in such registration;

provided, however, that if securities owned by any executive officer of the Company are included in the Priority Securities, then any Registrable Securities that the Shareholder proposes to include in such registration shall also be deemed Priority Securities, and to the extent securities owned by any such executive officer are included in the registration, the Shareholder's Registrable Securities shall be included in such registration pro rata with those owned by the Shareholder and all executive officers on the basis of the relative number of equity securities that the Shareholder and all such executive officers have requested to be included in such registration.

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     2.3   HOLDBACK AGREEMENTS.

     (a) If any registration of Registrable Securities shall be in connection with an underwritten public offering and the Shareholder elects to have shares included in such offering, the Shareholder agrees not to effect any public sale or distribution under the Securities Act of any Registrable Securities (other than the sale of Registrable Securities included in and as part of such offering), and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such public offering) during the 5 business days prior to, and during the 90-day period (or such longer period as requested by the underwriters and agreed to by the Shareholder) which begins on, the effective date of such registration statement, provided that the Shareholder has received written notice of such registration at least two business days prior to the anticipated beginning of the 5 business day period referred to above.

     (b) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other person or in connection with an employee stock ownership or other benefit plan) during the 5 business days prior to, and during the 90-day period (or such longer period as requested by the underwriters and agreed to by the Company) which begins on, the effective date of such registration statement.

     2.4 REGISTRATION PROCEDURES. Whenever the Shareholder requests that any Registrable Securities be registered pursuant to Section 2.1 or Section 2.2, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company, in connection with any such request, will:

     (a) Prepare and file with the Commission, as expeditiously as possible, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder and which shall state, if applicable, that the subject Registrable Securities are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, and use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (determined as hereinafter provided).

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as

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    may be necessary to keep such registration statement effective for the period specified in this Section 2.4 and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period.

     (c) Will, a reasonable time prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to the Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Shareholder.

     (d) Promptly notify the Shareholder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (e) Use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the managing underwriter or Shareholder shall reasonably request and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and to do any and all other acts and things that may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition of the Registrable Securities owned by the Shareholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (f) Immediately notify the Shareholder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the

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     statements therein not misleading and promptly make available to the
     Shareholder any such supplement or amendment.

     (g) Make available for inspection by the Shareholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information, in every instance where reasonably requested by any Inspectors in connection with such registration statement.

     (h) Will furnish to the Shareholder of Registrable Securities covered by such registration statement and to each underwriter, if any, a signed counterpart, addressed to the Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters in such transactions.

     (i) Will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

     (j) Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or interdealer quotation system on which the same or similar securities issued by the Company are then listed.

     For purposes of paragraphs (a) and (b) of this Section 2.4, (i) the period of distribution of securities in an underwritten public offering shall be deemed to extend until the later of the date each underwriter has completed the distribution of all securities purchased by it and the termination of the period in which prospectuses must be delivered under Rule 174 of the Securities Act, and (ii) the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and 60 days after the effective date thereof.

     The Company may require the Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     In connection with each registration pursuant to Section 2.1 or Section
2.2 covering an underwritten public offering, the Company and the Shareholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any provision applicable to the Company that is inconsistent with the provisions hereof.


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     The Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(f) hereof, the Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(f) hereof. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective hereof by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(f) hereof to the date when the Company shall make available to the Shareholder a prospectus supplemented or amended to conform with the requirements of Section 2.4(f) hereof.

     2.5 EXPENSES. The Company will pay all Registration Expenses in connection with any registration statement filed pursuant to Article II hereof. All other expenses of registration, including underwriting discounts and selling commissions and any out-of-pocket expenses incurred by the Shareholder relating to the sale or disposition of the Shareholder's Registrable Securities, shall be paid by the Shareholder.

     2.6 INDEMNIFICATION BY THE COMPANY. If the Shareholder includes Registrable Securities in a registration statement pursuant to Section 2.1 or
Section 2.2, the Company agrees to indemnify and hold harmless the Shareholder, and each person, if any, who controls the Shareholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, pending or threatened claims, damages, liabilities, joint or several (or actions in respect thereof), including, as incurred and without limitation, reasonable legal, accounting, expert witnesses, or other costs of investigating, preparing or defending any such claim or action ("expenses"), arising under the Securities Act or otherwise, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Shareholder or its plan of distribution of the Registrable Securities furnished in writing to the Company by the Shareholder or on the Shareholder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expenses results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expenses at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Company has provided such prospectus and it was the responsibility


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of the Shareholder to provide such person with a current copy of the prospectus
(or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 2.6.

     2.7 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES AND UNDERWRITERS. The Shareholder, if any of its Registrable Securities are included in any registration statement, agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Shareholder, but only with respect to information relating to the Shareholder or its plan of distribution of the Registrable Securities furnished in writing by the Shareholder or on the Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. The Shareholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.7. In no event and under no circumstances shall Shareholder be liable for indemnification in an amount in excess of the proceeds received by Shareholder from the sale of Registrable Securities pursuant to the registration statement. As a condition to including Registrable Securities in any registration statement filed in accordance with
Article II hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

     2.8 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.6 or 2.7, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, and the fees and expenses of the counsel of such Indemnified Party shall be at the expense of such Indemnifying Party if (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment

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of such Indemnified Party representation of both parties by the same counsel would be inappropriate because there may be defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings, in the same jurisdiction, be liable for the reasonable fees and expenses of more than one counsel for the Shareholder's Indemnified Parties and one counsel for the underwriters' Indemnified Parties (in each case in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firms for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent which consent shall not be unreasonably withheld, but if settled with such consent, or if there shall be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

     2.9 CONTRIBUTION. If the indemnification provided for in this Article II is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Parties in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities and expenses. The relative fault of the Company on the one hand and of the Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.9, the Shareholder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Shareholder exceeds the amount of any damages which the Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     2.10 PARTICIPATION IN PUBLIC OFFERING. No person may participate in any registration hereunder unless such person (a) agrees to sell such person's Restricted Shares on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

     2.11 OTHER INDEMNIFICATION. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Shareholder with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority other than the Securities Act.

                                   ARTICLE 3
                                 MISCELLANEOUS

     3.1 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

     3.2 NO INCONSISTENT AGREEMENTS. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement:

                (a) Includes as a term the equivalent of Section 2.3 of this Agreement;

                (b) Includes a provision that, in the case of a Demand Registration, protects the Shareholder if marketing factors require a limitation on the number of securities to be included in an underwriting in the manner contemplated by Sections 2.1 and 2.2 of this Agreement; and

                (c) Is otherwise not inconsistent with the rights granted to the Shareholder in this Agreement.

     3.3 REMEDIES. The Company acknowledges and agrees that in the event of any breach of this Agreement by it, the Shareholder would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees (i) not to argue in any action for specific performance that a remedy at law would be adequate, and (ii) that the Shareholder, in addition to any other remedy to which she may be entitled at law or in equity, shall be entitled to seek specific performance of this Agreement.

     3.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

     3.5 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given upon the earlier of delivery thereof, if by hand or upon receipt if sent by certified or registered mail, postage prepaid, return receipt requested, or on the second next business day after deposit if sent by a recognized overnight delivery service or upon facsimile transmission (with request of assurance of receipt in a manner customary for communications of such type), to the following addresses:

                    If to the Shareholder:

                            HealthPlan Services Corporation
                            P.O. Box 30098
                            Tampa, Florida 33630-3098
                            Facsimile #: (813) 289-9359
                            Attention:  James K. Murray III, Executive
                                          Vice President and Chief
                                          Financial Officer,and
                                        Mary Fahy, General Counsel

                            with a copy (which shall not constitute notice) to:

                            Fowler, White, Gillen, Boggs, Villareal and Banker,
                              P.A.
                            501 East Kennedy Boulevard, Suite 1700
                            Tampa, Florida 33602
                            Facsimile #:  (813) 229-8313
                            Attention:  David. C. Shobe

                    If to the Company:

                            Medirisk, Inc.
                            Two Piedmont Center, Suite 400
                            3565 Piedmont Road
                            Atlanta, Georgia 30305-1502
                            Facsimile #:  (404) 364-6711
                            Attention:  Mark A. Kaiser

                    with a copy (which shall not constitute notice) to:

                            Alston & Bird
                            One Atlantic Center
                            1201 West Peachtree Street
                            Atlanta, Georgia 30309-3424
                            Facsimile #:  (404) 881-7777
                            Attention:  Keith O. Cowan

     (b) If delivered personally or by facsimile, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made and, if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date of delivery.

     (c) Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 3.5.

     3.6 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

     3.7 SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     3.8 SUCCESSORS, ASSIGNS, TRANSFEREES. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors, and assigns. Without limiting the generality of the foregoing, the registration rights conferred herein on the Shareholder shall inure to the benefit of any and all subsequent holders from time to time of the Registrable Securities, unless otherwise agreed to by such subsequent holders; provided that such subsequent holders promptly provide the Company with their names and addresses and that such subsequent holder has acquired such Registrable Securities in a transaction that did not violate Section 7.1 of the Securities Purchase Agreement.

     3.9 COMPANY REPORTS. The Company covenants that, from and after the time the Company engages in an Initial Public Offering, it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder; and it will take such further action as the Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of the Shareholder, the Company will deliver to the Shareholder a written statement as to the status of the filings made by the Company with the Commission with copies of such filings.

     3.10 DEFAULTS. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     3.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     3.12 RECAPITALIZATION, ETC. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Restricted Shares or any other change in capital structure of the Company, appropriate adjustments shall be made in the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights of the Shareholder under this Agreement.

     3.13 CONSENT TO EXCLUSIVE JURISDICTION, VENUE AND FORUM. THE COMPANY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION, VENUE AND FORUM OF ANY STATE OR FEDERAL COURT IN TAMPA, FLORIDA WITH RESPECT TO ANY ACTION, WHETHER COMMENCED BY THE SHAREHOLDER OR ANY OTHER PERSON, WHICH, IN WHOLE OR IN PART, IN ANY WAY ARISES UNDER OR RELATES TO THE INVESTMENT DOCUMENTS, AND THE COMPANY AGREES THAT ANY SUCH ACTION FILED BY IT WILL BE FILED IN SUCH A COURT.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                     MEDIRISK, INC.


                                     By:  /s/ Mark A. Kaiser
                                          -------------------------------------
                                          Mark A. Kaiser
                                          Chairman and Chief Executive Officer

                                     HEALTHPLAN SERVICES CORPORATION


                                     By:  /s/ James K. Murray III
                                          -------------------------------------
                                          James K. Murray III
                                          Executive Vice President and Chief
                                          Financial Officer